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                                                                      EXHIBIT 23


                                                      PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP (Logo)                     P.O. Box 363566
                                                      San Juan, PR 00936-3566
                                                      Telephone (787) 754-9090


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-53114) of Popular, Inc. of our report dated
June 21, 2002, relating to the financial statements of Popular, Inc. Retirement and Savings Plan for Puerto Rico Subsidiaries, which appears in this Form 11-k.


/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP



San Juan, Puerto Rico
June 26, 2002